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                                                                     Exhibit 4.4


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
[CANADIAN FLAG LOGO] INDUSTRY CANADA                                   INDUSTRIE CANADA

CERTIFICATE                                                            CERTIFICAT
OF AMENDMENT                                                           DE MODIFICATION

CANADA BUSINESS                                                        LOI CANADIENNE SUR
CORPORATIONS ACT                                                       LES SOCIETES PAR ACTIONS

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                       AGRIUM INC.                                                        288081-4
----------------------------------------------------------            -----------------------------------------------------------
Name of corporation - Denomination de la societe                      Corporation number - Numero de la societe

I hereby certify that the articles of the above-named                 Je certifie que les statuts de la societe susmentionnee
corporation were amended                                              ont ete modifies:

(a)   under section 13 of the Canada Business                 [ ]     a)   en vertu de l'article 13 de la Loi canadienne sur
      Corporations Act in accordance with the attached                     les societes par actions, conformement a l'avis
      notice;                                                              ci-joint;

(b)   under section 27 of the Canada Business                 [ ]     b)   en vertu de l'article 27 de la Loi canadienne sur
      Corporations Act as set out in the attached                          les societes par actions, tel qu'il est indique dans
      articles of amendment designating a series of                        les clauses modificatrices ci-jointes designant une
      shares;                                                              serie d'actions;

(c)   under section 179 of the Canada Business                [X]     c)   en vertu de l'article 179 de la Loi canadienne sur
      Corporations Act as set out in the attached                          les societes par actions, tel qu'il est indique dans
      articles of amendment;                                               les clauses modificatrices ci-jointes;

(d)   under section 191 of the Canada Business                [ ]     d)   en vertu de l'article 191 de la Loi canadienne sur
      Corporations Act as set out in the attached                          les societes par actions, tel qu'il est indique dans
      articles of reorganization;                                          les clauses de reorganisation ci-jointes;

(e)   under section 192 of the Canada Business                [ ]     e)   en vertu de l'article 192 de la Loi canadienne sur
      Corporations Act as set out in the attached                          les societes par actions, tel qu'il est indique dans
      articles of arrangement.                                             les clauses d'arrangement ci-jointes.

                    /s/ [SIGNATURE]                                                 MAY 19, 1995 / LE 19 MAI 1995
                  Director - Directeur                                         Date of Amendment - Date de modification



[GOVERNMENT OF CANADA LOGO]
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                                              CANADA BUSINESS CORPORATIONS ACT                                         FORM 4
CONSUMER AND                                         (SECTION 27 OR 177)                                ARTICLES OF AMENDMENT
CORPORATE AFFAIRS CANADA
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1. NAME OF CORPORATION:                                                                 2. CORPORATION NO.:

   COMINCO FERTILIZERS LTD.                                                                288081-4
   FERTILISANTS COMINCO LTEE

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3. THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:

   Pursuant to Section 173(1)(a) of the Canada Business Corporations Act, Item #1 of the Articles be amended by changing the name of the Corporation from "COMINCO FERTILIZERS LTD. FERTILISANTS COMINCO LTEE" to "AGRIUM INC."

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DATE                        SIGNATURE                                  TITLE

May 12, 1995                /s/ [SIGNATURE]                            GENERAL COUNSEL &
                                                                       CORPORATE SECRETARY
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                                                                                         FOR DEPARTMENTAL USE ONLY
                                                                                         FILED

                                                                                         MAY
                                                                                         MAI    19 1995
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